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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2004


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                  1-5706                    58-0971455
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 (State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)            File Number)            Identification No.)


      8000 Tower Point Drive, Charlotte, NC                     28227
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:        (704) 321-7380
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          (Former name or former address, if changed since last report)




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Item 5.      Other Events and Regulation FD Disclosure

     On August 3, 2004, the Company announced that its Russian telephony subsidiary, PeterStar, entered into an agreement permitting it to acquire 100% of the outstanding shares of ASPOL-Diamant Murmansk ("ADM-Murmansk"), an alternative telephone operator in the Murmansk region of Northwest Russia.

     The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7.      Financial Statements and Exhibits

             (c)   Exhibits.

                   99.1 Press Release of Metromedia International Group, Inc., dated August 3, 2004.





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                           SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               METROMEDIA INTERNATIONAL GROUP, INC.


                               By:  /S/ HAROLD F. PYLE, III
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                                    Name: Harold F. Pyle, III
                                    Title: Executive Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: August 4, 2004
Charlotte, NC